Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the period ended December 28, 2019 (the “Report”), I, Thomas Liguori, Chief Financial Officer of Avnet, Inc. (the “Company”) hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January  24, 2020

/s/ THOMAS LIGUORI
Thomas Liguori
Chief Financial Officer